Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al., (Lead Debtor)	08-13555
and

Debtors.

MONTHLY OPERATING REPORT

SELECTED DEBTOR BALANCE SHEETS

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DEBTORS’ ADDRESS:

LEHMAN BROTHERS HOLDINGS INC.

c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

By:	/s/ William J. Fox
William J. Fox
Executive Vice President
Lehman Brothers Holdings Inc.

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT ____

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers OTC Derivatives Inc.
Basis of Presentation	4
Balance Sheet	6

Luxembourg Residential Properties Loan Finance S.a.r.l.
Basis of Presentation	7
Balance Sheet	8

Structured Asset Securities Corporation
Basis of Presentation	9
Balance Sheet	10

LBHI and Debtor Subsidiaries
Basis of Presentation – Schedule of Cash Receipts and Disbursements	11
Schedule of Cash Receipts and Disbursements - March	12

LBHI
Basis of Presentation – Schedule of Professional Fee Disbursements	13
Schedule of Professional Fee Disbursements	14

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York and are included in this Monthly Operating Report:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento(1)	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009

The Monthly Operating Report excludes the following entities that have filed for bankruptcy in the Southern District of New York:

PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Finance SA(2)	08-13887	10/3/2008

(1)	Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity

(2)	On February 15, 2009, the Bankruptcy Liquidator and putative foreign representative for this entity, filed a Chapter 15 Petition seeking the dismissal of the Chapter 11 case

LEHMAN BROTHERS OTC DERIVATIVES INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 4, 2008

The information and data included in this report are derived from sources available to Lehman Brothers OTC Derivatives Inc. (the “Company” or the “Debtor”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.     This MOR does not reflect normal quarterly adjustments that were generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.     All information is as of October 4, 2008, unless otherwise indicated.

c.     This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.     This MOR is not presented in a GAAP-based SEC reporting format.

e.     Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.      Fair value is determined by pricing models utilizing a series of inputs to determine the present value of future cash flows.

g.     Derivative related assets and Derivative related liabilities represent amounts due from or to counterparties related to terminated and open trades and are recorded at fair value net of cash and securities collateral received. The Company determined the fair value for derivative related assets and liabilities as follows: (1) utilized the fair values as of September 30, 2008 for trades open as of September 30, 2008, or (2) the fair value was determined at the date of termination where the counterparty notified the Company prior to September 30, 2008, or (3) the last valuation recorded by the Company prior to the LBHI bankruptcy filing where a fair value was unable to be determined was utilized.

h.     Receivables from Affiliates and Payables to Affiliates consist of derivative contracts recorded at fair value as of September 12, 2008 and other intercompany receivables and payables derived from the normal course of business. Certain derivative contracts with Affiliates have been terminated subsequent to September 12, 2008.

i.      The Company receives and pledges collateral in connection with its derivatives activities and financing agreements. This MOR offsets the securities inventory collaterializing the securities sold under agreement to repurchase and securities loaned.

j.      This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which will be allocated to the Company in future monthly reports.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

LEHMAN BROTHERS OTC DERIVATIVES INC.

Balance Sheet (Unaudited)

October 4, 2008

(in millions)

Assets
Cash	$134
Derivative Assets from Customers	297
Receivables from Affiliates	1,480

Total Assets	$1,911

Liabilities and Stockholder’s Equity
Derivative Liabilities to Customers	$760
Payables to Affiliates	860
Accrued Expenses	33
Total Liabilities	1,653

Total Stockholder’s Equity	258

Total Liabilities and Stockholder’s Equity	$1,911

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.a.r.l.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF JANUARY 6, 2009

The information and data included in this report are derived from sources available to Luxembourg Residential Properties Loan Finance S.a.r.l. (the “Company”) which has filed protection under Chapter 11 of the Bankruptcy Code along with Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of January 6, 2009, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.                 Financial instruments and other inventory positions owned includes primarily real estate inventory recorded at fair value. Fair value is determined by a valuation model based on the net present value of estimated cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

g.              This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which will be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions.  Accordingly, future monthly reports may reflect write-down of such assets.

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.a.r.l.

Balance Sheet  (Unaudited)

January 6, 2009

(in millions)

Assets
Financial Instruments & Other Inventory Positions Owned	$331
Receivables from Affiliate	7

Total Assets	$338

Liabilities and Stockholder’s Equity
Payables to Affiliate	$594
Total Liabilities	594

Total Stockholder’s Equity (Deficit)	(256)

Total Liabilities and Stockholder’s Equity	$338

STRUCTURED ASSET SECURITIES CORPORATION

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF FEBRUARY 8, 2009

The information and data included in this report are derived from sources available to Structured Asset Securities Corporation (the “Company”) which has filed protection under Chapter 11 of the Bankruptcy Code along with Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of February 8, 2009, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.                 This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which will be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

STRUCTURED ASSET SECURITIES CORPORATION

Balance Sheet  (Unaudited)

February 8, 2009

(in millions)

Assets
Receivables from Affiliates	$621
Other Assets	4

Total Assets	$625

Liabilities and Stockholder’s Equity
Payables to Affiliates	$589
Total Liabilities	589

Total Stockholder’s Equity	36

Total Liabilities and Stockholder’s Equity	$625

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DATED FROM MARCH 1, 2009 TO MARCH 31, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by Lehman North American operations.  Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by Lehman European and Asian operations are excluded from this report.

4.               The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), and other short-term investments.

5.               Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

6.               The following Debtors have not been included as Debtors in this MOR Report:

a.               PAMI Statler Arms LLC (“PAMI”) — Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries.  This entity does not maintain a separate cash account.

b.              Lehman Brothers Finance SA (“LBF”) — subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries

Schedule of Cash Receipts and Disbursements (a)

March 1, 2009 - March 31, 2009

Unaudited ($ in millions, except notes)

		Beginning					Ending
	Filing	Cash					Cash
Legal Entity	Date	(3/1/09)	Receipts	Transfers (b)	Disbursements		(3/31/09)

Lehman Brothers Holdings Inc.	9/15/2008	$2,691	$451	$25	$(566	)(c)	$2,601

LB 745 LLC	9/16/2008	—	—	—	—		—

Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	1,691	382	—	—		2,073	(e)

Lehman Brothers Commodity Services Inc.	10/3/2008	653	162	—	—		815

Lehman Brothers OTC Derivatives Inc	10/3/2008	132	22	—	—		154

Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	1,198	911	—	(595	)(d)	1,513	(f)

Lehman Brothers Commercial Corporation	10/5/2008	359	40	—	—		399

Lehman Brothers Derivative Products Inc.	10/5/2008	387	—	—	—		387

Lehman Brothers Financial Products Inc	10/5/2008	436	1	—	—		437

CES Aviation LLC	10/5/2008	—	—	—	—		—

CES Aviation V LLC	10/5/2008	—	—	—	—		—

CES Aviation IX LLC	10/5/2008	—	—	—	—		—

East Dover Limited	10/5/2008	—	—	—	—		—

Lehman Scottish Finance L.P.	10/5/2008	2	—	—	—		2

Luxembourg Residential Properties Loan Finance	1/7/2009	—	—	—	—		—

BNC Mortgage LLC	1/9/2009	—	—	—	—		—

LB Rose Ranch LLC	2/9/2009	1	—	—	—		1

Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—	—	—		—

Total		$7,550	$1,968	$25	$(1,162)		$8,382

Totals may not foot due to rounding.

Notes:

(a) Represents cash flows for bank accounts managed and reconciled by Lehman US operations. Foreign currency cash flows are reflected in USD equivalents.

(b) Reflects transfers from bank accounts in Europe to the US.

(c) Reflects ordinary course outflows and other court approved disbursements.

(d) LCPI, in its capacity as loan agreement agent, makes pass-along disbursements of principal and interest to loan syndicate participants.

(e) LBSF cash balance of $2.1 billion includes approx. $230 million that does not belong to the estate and is payable to a third party.

(f) LCPI cash balance includes receipts related to pledged assets that may not belong to the Debtor. Such amounts associated with pledged assets are not determinable at this time.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DATED FROM FILING DATE TO MARCH 31, 2009

The information and data included in this Report are derived from internal systems maintained by Lehman Brothers Holdings Inc. (the “Company”).  The Company, and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”), have had their Chapter 11 cases consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information from the Debtors internal systems, but note that such information may be incomplete in certain respects and the Debtors reserve all rights to revise this report.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee Disbursements

March 2009

Unaudited ($ in thousands)

		Mar-09	Cumulative (1)

Debtors - Section 363 Professionals

Alvarez & Marsal LLC	Interim Management	$14,883	$61,848

Kelly Matthew Wright	Art Consultant and Auctioneer	19	19

Natixis Capital Markets Inc.	Derivatives Consultant	—	1,983

Debtors - Section 327 Professionals

Bortstein Legal LLC	Special Counsel - IT Contracts and Transition Services Agreement	265	353

Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,112	2,863

McKee Nelson LLP	Special Counsel - Tax	710	1,877

McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	541	541

Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	59	1,135

Lazard Freres & Co.	Special Counsel - Investment Banking Advisor	5,981	5,981

Weil Gotshal & Manges LLP	Lead Counsel	20,067	36,397

Debtors - Claims and Noticing Agent

Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	574	676

Creditors - Section 327 Professionals

FTI Consulting Inc.	Financial Advisor	1,994	4,358

Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	876	1,946

Milbank Tweed Hadley & McCloy LLP	Lead Counsel	1,754	7,847

Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	501	1,745

Total Non-Ordinary Course Professionals (“OCP”)		49,334	129,568

Debtors - Ordinary Course Professionals		1,466	3,275

US Trustee Quarterly Fees		—	139

Total Professional Fees and UST Fees		$50,800	$132,982

(1)         The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of March 2009 and do not include holdback amounts required by court order for non-OCP professionals. The figures do not include accruals.